2024 SABCS – RLY-2608 Data Update December 2024 Exhibit 99.2

Disclaimer This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, implied and express statements regarding Relay Therapeutics' strategy, business plans and focus;  the progress and timing of the clinical development of the programs across Relay Therapeutics' portfolio; the expected therapeutic benefits and potential efficacy and tolerability of RLY-2608, both as a monotherapy and in combination with other agents, and its other programs, including lirafugratinib as well as the clinical data for RLY-2608; the interactions with and approval of regulatory authorities and any related approvals; the potential market opportunity for RLY-2608; and the expected strategic benefits under Relay Therapeutics' clinical trial collaboration with Pfizer; the cash runway projection and the expectations regarding Relay Therapeutics' use of capital and expenses. The words “may,” “might,” “will,” “could,” “would,” “should,” “plan,” “anticipate,” “intend,” “believe,” “expect,” “estimate,” “seek,” “predict,” “future,” “project,” “potential,” “continue,” “target” and similar words or expressions, or the negative thereof, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.  Any forward-looking statements in this presentation are based on management's current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this presentation, including, without limitation, risks associated with: the impact of global economic uncertainty, geopolitical instability and conflicts, or public health epidemics or outbreaks of an infectious disease on countries or regions in which we have operations or do business, as well as on the timing and anticipated results of our clinical trials, strategy, future operations and profitability; the delay or pause of any current or planned clinical trials or the development of our drug candidates; the risk that the preliminary or interim results of our preclinical or clinical trials may not be predictive of future or final results in connection with future clinical trials of our product candidates and that interim and early clinical data may change as more patient data become available and are subject to audit and verification procedures; our ability to successfully demonstrate the safety and efficacy of our drug candidates; the timing and outcome of our planned interactions with regulatory authorities; and obtaining, maintaining and protecting our intellectual property. These and other risks, uncertainties and important factors are described in the section entitled "Risk Factors" in our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, as well as any subsequent filings with the Securities and Exchange Commission. Any forward-looking statements represent our views only as of the date of this presentation and we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, the occurrence of certain events or otherwise. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party studies, publications, surveys and other data to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of our internal estimates or research and no reliance should be made on any information or statements made in this presentation relating to or based on such internal estimates and research. This presentation contains trademarks, trade names and service marks of other companies, which are the property of their respective owners

Agenda RLY-2608 data presented at 2024 San Antonio Breast Cancer Symposium RLY-2608 – Other Updates 2 ReDiscover Trial Update – RLY-2608 + Fulvestrant Doublet Data Dr. Sammons – overview of evolving treatment landscape Data summary 1 Next steps 3

PI3Kα Mutations Represent a Large Commercial Opportunity

PI3Kα mutations represent a large commercial opportunity

Breast Cancer	~140k pts (prevalence[1])
Vascular Malformations	~170k pts (prevalence[2])
Non-Breast Cancer Solid Tumors	~90k pts (incidence[3])

Non-selective PI3Kα targeting has significant limitations

- Challenging Tolerability
- Limited Efficacy
- Limited Combinability

Relay Tx's Dynamo® Platform created mutant selective molecule



RLY-2608

1. Prevalent US patient population with a PIK3CA mutation in each line of therapy, excluding PTEN co-mutations (Global Data HR+/HER2- Breast Cancer Global Forecast, November 2023; 3rd party source for alteration rate); 2. Prevalent US patient population of vascular malformation patients with a PIK3CA mutation (multiple sources); 3. Incident US patient population solid tumors annually with a PIK3CA mutation, excluding PTEN and KRAS co-mutations (SEER; 3rd party source for alteration rate, May 2024)

© 2024 Relay Therapeutics

4

Breast Cancer – Large Market for Mutant-Selective PI3Kα Targeted Therapies

RELAY THERAPEUTICS

PIK3CA mutated HR+/HER2- BC Treatment Paradigm[1]

CURRENT STANDARD OF CARE

- **1L Endocrine Sensitive** (10,000 pt): CDK4/6 + AI (abema / ribo / palbo)
- **1L Endocrine Resistant** (6,000 pt): CDK4/6 + fulvestrant; Inavolisib + palbo + fulv
- **2L Post-CDK4/6** (13,000 pt): Capivasertib + fulvestrant *or* Alpelisib + fulvestrant *or* Everolimus + AI; Fulvestrant *or* elacestrant

EMERGING TX

- RELAY THERAPEUTICS **RLY-2608 COMBINATIONS**
- CDK4 + next gen oral ET
- Inavolisib + fulv
- ADCs
- Oral SERD monoTx

$6B+

Current PI3Kα Pathway Total Addressable Market[2]

(Metastatic HR+/HER2- Breast Cancer)

1. Prevalent US patient population with a PIK3CA mutation in each line of therapy, excluding PTEN co-mutations (Global Data HR+/HER2- Breast Cancer Global Forecast, November 2023; 3rd party source for alteration rate); 2. Relay Tx PIK3CA internal market forecast (patient-based – US, EU5, Japan). Forecast includes estimates for genetic testing, class share, market access, compliance, duration of therapy and assumes current PIK3CA therapy net price (primary sources: SEER; GloboCan; Global Data; Evaluate Pharma; DRG Market Forecast; PIK3CAi PIs)

© 2024 Relay Therapeutics

5

RLY-2608 – Interim Clinical Data Continue to Show Clinically Meaningful PFS

RELAY THERAPEUTICS

	More Heavily Pre-Treated Pt		Favorable Tolerability	Favorable Efficacy *PIK3CA*mut, HR+/HER2- Advanced / Metastatic Breast Cancer (post CDK4/6)		
RLY-2608 + Fulv (600 mg BID, RP2D)	**41%** ≥2 prior LoT	**52%** Prior SERD	**31%** Gr3 TRAE	2L+: **9.2mo mPFS** 2L only: **11.4mo mPFS**	ORR: 39%	CBR: 67%
Capivasertib + Fulv[1] (4 days on, 3 off)	**23%** ≥2 prior LoT	**0%** Prior SERD	**42%** Gr3 TRAE	Post-CDK4/6: **5.5mo mPFS**	ORR: 26%	CBR: 56%

Capi ORR & CBR include 30% of pts who are CDK4/6 naïve

Interim RLY-2608 safety and efficacy data supportive of pivotal trial in 2L Breast Cancer against capivasertib

1. CAPItello-291: Turner N Engl J Med 2023; 388:2058-2070; 2. In CAPItello-291, CBR and ORR not reported for CDK4/6-experienced patient population; ORR = objective response rate, mPFS = median progression free survival, LoT = line of therapy (metastatic setting), SoC = Standard of Care, TRAE = treatment related adverse effects, RP2D = recommended Phase 2 dose, CBR = clinical benefit rate, SERD = selective estrogen receptor degrader; Note: data shown are not from head-to-head studies, and no head-to-head studies have been conducted.

© 2024 Relay Therapeutics

ReDiscover preliminary data as of 11/04/2024

6

RLY-2608 – Initial Pivotal Trial Planned for 2L Doublet in 2025* Eligibility Criteria: PIK3CAmut HR+, HER2- advanced / met BC 1 prior line CDK4/6 inhibitor Broad metabolic inclusion criteria No known PTEN or AKT mutation RLY-2608 (600 mg BID, RP2D) + fulvestrant Capivasertib (400 mg BID 4 days on, 3 days off) + fulvestrant R Primary Endpoint: PFS Secondary Endpoints: OS, ORR, DoR, QoL 2L Doublet 2L doublet pivotal start expected in 2025 *Subject to discussions with regulators; eligibility criteria, endpoints, RP2D, and other aspects of trial design have not yet been finalized; OS = overall survival, DoR = duration of response, QoL = quality of life, met BC = metastatic Breast Cancer; 2L = 2nd line

RLY-2608 – Multiple Mutant-Selective PI3Kα Opportunities Clinical start expected in 1Q 2025 2L doublet pivotal start expected in 2025 Metastatic Breast Cancer 2nd Line Ribociclib triplet and CDK4 triplet ongoing Metastatic Breast Cancer 1st Line Vascular Malformations PI3Kα Franchise Team and Capital to Execute Near-Term Focus

Clinical start expected in 1Q 2025 2L doublet pivotal start expected in 2025 Ribociclib triplet and CDK4 triplet ongoing RLY-2608 – Multiple Mutant-Selective PI3Kα Opportunities Metastatic Breast Cancer 2nd Line Metastatic Breast Cancer 1st Line Vascular Malformations PI3Kα Franchise Team and Capital to Execute

Large Unmet Need in Metastatic Breast Cancer

RELAY THERAPEUTICS

*PIK3CA*mut, HR+/HER2- mBC[1]		Median PFS of Current Standard of Care	
1L Endocrine Sensitive	10,000 patients	Ribociclib + AI[2]	25 months
1L Endocrine Resistant	6,000 patients	Ribociclib + fulv[3]	16-20 months
2L Post-CDK4/6	13,000 patients	Capivasertib + fulv[4]	5.5mo
		Alpelisib + fulv[5]	5.6-8mo
		CDK4/6 + fulv[6]	~5-6mo
		SERD monotx[7]	~2-4mo

Also abemaciclib or palbociclib

19mo in *PIK3CA*mut subset analysis

Inavolisib + palbo + fulv: 15mo

Large unmet need in 2L presents opportunity for well-differentiated targeted agent

Notes: 1. Prevalent US patient population with a PIK3CA mutation in each line of therapy, excluding PTEN co-mutations (Global Data HR+/HER2- Breast Cancer Global Forecast, November 2023; 3rd party source for alteration rate); 2. All-comers and *PIK3CA*mut sub-group, MONALEESA-2; 3. All-comers and *PIK3CA*mut sub-group, MONALEESA-3; 4. Turner N Engl J Med 2023; 388:2058-2070 (n=355); 5. Rugo 2021 Lancet Oncol 22:489, SABCS 2021 #P1-18-03; 6. MAINTAIN: Kalinsky 2023 J Clin Oncol 41:4004, postMONARCH: Kalinsky 2024 ASCO; 7. Elacestrant Prescribing Information

© 2024 Relay Therapeutics

10

RLY-2608 – Mutant-Selective PI3Kα Additive to Many Potential Combinations PI3Kα Backbone Current Standard of Care Non-Mutant Selective Inhibitors (capivasertib, alpelisib, inavolisib) Emerging Options for Future Standard of Care RLY-2608 PIK3CAmut HR+/HER2- Breast Cancer Treatment Paradigm + Cell Cycle Hormone Therapy CDK4/6: Ribociclib, abemaciclib, palbociclib AI / fulvestrant CDK4, CDK2, CDK2/4 Oral SERD/SERM +

RLY-2608 – ReDiscover Trial Overview

Study Arm		Part 1 – Dose Escalation		Part 2 – Dose Expansion
Mono	RLY-2608	*PIK3CA*mut Advanced Solid Tumors (mixed histologies)	MTD/RP2D	*PIK3CA*mut Advanced Solid Tumors *(CCOC, HNSCC, cervical, other[1], double PIK3CA mutants[2])*
Doublet	RLY-2608 + Fulvestrant	*PIK3CA*mut, HR+/HER2- Advanced / Metastatic Breast Cancer	MTD/RP2D	*PIK3CA*mut, HR+/HER2- Advanced / Metastatic Breast Cancer *(post-CDK4/6)*
Triplet	RLY-2608 + Fulvestrant + CDK4/6 & CDK4i	*PIK3CA*mut, HR+/HER2- Advanced / Metastatic Breast Cancer: Ribociclib (CDK4/6)	MTD/RP2D	*PIK3CA*mut, HR+/HER2- Advanced / Metastatic Breast Cancer *(post-CDK4/6)*
		Pfizer Atirmociclib (CDK4)	MTD/RP2D	

Focus of Following Data: Doublet

1. Excludes PIK3CAmut clear cell OvCA, HNSCC, Cervical cancer, and colorectal patients; 2. Double mutation defined as one major PIK3CA mutation (E542X, E545X, H1047X) + ≥1 additional PIK3CA mutation per local assessment; CCOC = clear cell ovarian cancer

© 2024 Relay Therapeutics

12

RLY-2608 – ReDiscover Trial Enrollment Part 2 – Dose Expansion RLY-2608 + Fulvestrant Doublet 200 mg BID – N=3 100 mg BID – N=3 800 mg BID – N=16 1000 mg BID – N=1 600 mg BID – N=17 600 mg BID – N=47 Study Arm Part 1 – Dose Escalation 64 patients total across dose escalation and expansion at 600 mg BID 400 mg BID – N=10 400 mg BID1 – N=21 Safety Database – 118 patients across all doses Efficacy Database at 600mg BID – 52 patients (excludes 12 PTEN / AKT co-mutation patients2) 1. 400mg cohort is not yet mature for efficacy analysis. Full Phase I results, including 400mg cohort, will be disclosed at a later date; 2. As defined by central ctDNA RP2D ReDiscover preliminary data as of 11/04/2024

RLY-2608 – ReDiscover Trial Baseline Demographics ReDiscover preliminary data as of 11/04/2024 RLY-2608 + Fulvestrant All Patients (N=118) 600 mg BID (RP2D, N=64) Age, Median (Range), Years 59.0 (34, 85) 59.0 (34, 80) ECOG, 0 / 1, n (%) 69 (58.5) / 49 (41.5) 38 (59.4) / 26 (40.6) Local PIK3CA Baseline Results Kinase Mutation, n (%) 57 (48.3) 31 (48.4) Non-Kinase Mutations, n (%) 61 (51.7) 33 (51.6) BMI >30 or HbA1c >5.7%, n (%) 44 (37.3) 22 (34.4) Measurable Disease, n (%) 83 (70.3) 42 (65.6) Patients with Visceral Metastases, n (%)1 75 (63.6) 38 (59.4) Prior Lines of Therapy in Advanced Setting 1, n (%) 62 (52.5) 38 (59.4) 2+, n (%) 56 (47.5) 26 (40.6) Prior Therapies in Advanced Setting CDK4/6, n (%)2 118 (100.0) 64 (100.0) Fulvestrant or Novel SERD, n (%) 66 (55.9) 33 (51.6) Chemo / ADC, n (%) 30 (25.4) 16 (25.0) ESR1 Mutation (Central Read)3, n (%) 40 (35.4) 18 (28.6) 1. Visceral metastatic sites include brain, lung, liver, pleural, peritoneal involvement; 2. Three patients received prior CDK4/6 in the adjuvant setting which is allowed per protocol; 3. Percentage was based on pts with evaluable ctDNA data at baseline; ECOG = Eastern Cooperative Oncology Group performance status

RLY-2608 – Efficacy: Median PFS 9.2 Months in All Patients & 11.4 Months in 2L ReDiscover preliminary data as of 11/04/2024 Note: Follow-up estimated based on reversed KM. PFS estimates based on KM methods. Time Since First Dose (months) RLY-2608 600 mg BID (RP2D) + Fulvestrant Excluding PTEN / AKT Co-Mutations Progression-Free Survival (%) 2L Patients (N=32) All Patients (N=52) 6-month PFS: 66.3% 9-month PFS: 63.2% CBR: 32/48 (66.7%) Median follow-up: 9.5mo 9.2mo mPFS (95% CI: 5.8, 18.4) 6-month PFS: 78.9% 9-months PFS: 72.3% CBR: 21/ 30 (70.0%) Median follow-up: 7.4mo 11.4mo mPFS (95% CI: 7.2, NR) Time Since First Dose (months) Progression-Free Survival (%) Number of Patients at Risk: Number of Patients at Risk:

PR RLY-2608 – Efficacy: Confirmed ORR 39% ReDiscover preliminary data as of 11/04/2024 RLY-2608 600 mg BID (RP2D) + Fulvestrant Excluding PTEN / AKT Co-Mutations – Measurable Disease (N=31) ORR: 12/31 (38.7%) (95% CI: 21.8%, 57.8%) Tumor Reduction: 23/31 (74.2%)   PIK3CA mutation: “K” = Kinase domain mutation, “NK” = Non-Kinase domain mutation; CR = Complete Response Not shown: CR in pt with non-measurable disease SD PD BOR = Best Overall Response: Stable Disease Progressive Disease Partial Response

RLY-2608 – Efficacy: ctDNA Clearance PIK3CA ctDNA Variant Allele Frequency (%) Kinase Non-Kinase 1. N=36 patients without PTEN/AKT co-alterations who have detectable PIK3CA at baseline and a paired C1D1-C2D1 ctDNA result are presented RLY-2608 (600 mg BID) + Fulvestrant (N=36) RLY-2608 (All Doses) + Fulvestrant (N=70) ReDiscover preliminary data as of 11/04/2024 At 600 mg BID1 (RP2D): 35 (97.2%) patients had decline in PIK3CA ctDNA 19 (52.8%) patients completely cleared PIK3CA ctDNA by C2D1

RLY-2608 600 mg BID (RP2D) + Fulvestrant Excluding PTEN / AKT co-mutations (N=29) 11.4 mo mPFS (95% CI: 9.2, NR) RLY-2608 600 mg BID (RP2D) + Fulvestrant Excluding PTEN / AKT – Measurable Disease (N=15) 66.7% ORR (10/15 pt, 95% CI: 38.4%, 88.2%) Not shown: CR in pt with non-measurable disease RLY-2608 – Efficacy: Kinase Mutations mPFS 11.4 Months & Confirmed ORR 67% ReDiscover preliminary data as of 11/04/2024 PR SD PD BOR = Best Overall Response: Stable Disease Progressive Disease Partial Response

RLY-2608 – Tolerability: Limited Observed Impact on Glucose Homeostasis ReDiscover preliminary data as of 11/04/2024 Alpelisib Label Criteria* 100 mg BID (N=3) 200 mg BID (N=3) 400 mg BID (N=31) 600 mg BID (N=64) 800 mg BID (N=16) 1000 mg BID (N=1) Glucose (mg/dL) RLY-2608 + Fulvestrant Grade 3 (250-500 mg/dL) Grade 2  (160-250 mg/dL) Grade 1 (115-160 mg/dL) Note: *Based on CTCAE version 4 criteria

All Patients (N=118) 600mg BID (RP2D, N=64) All Gr Gr3 All Gr Gr3 Any TRAE 92.4%  25.4%  93.8%  31.3%  TRAEs ≥15% of 600 mg BID Hyperglycemia1 42.4% 2.5% 46.9% 3.1% Nausea 41.5% 0.8% 50.0%  1.6% Fatigue1 40.7% 8.5% 35.9% 9.4% Creatinine Increased 34.7% 0.8% 34.4% 1.6% Diarrhea 30.5% 1.7% 35.9% 3.1% Decreased Appetite 16.9% 0% 20.3% 0% Headache 15.3% 0.8% 20.3% 0% Hypokalaemia1 15.3% 1.7% 17.2% 1.6% Vomiting 12.7% 0% 15.6% 0% Other select TRAEs Rash1 11.9% 0.8% 10.9% 1.6% Stomatitis 3.4% 0.8% 4.7% 0% RLY-2608 – Tolerability: TRAEs ReDiscover preliminary data as of 11/04/2024 No Gr4-5 TRAEs 1: Hyperglycemia includes the MedDRA v26.0 Preferred Terms (PT): Hyperglycemia, Blood Glucose Increased, Glucose Tolerance Impaired; Fatigue includes the PTs: Fatigue, Asthenia; Hypokalemia includes the PTs: Hypokalemia and blood potassium decreased; Rash includes the PTs: Rash, Rash Macular, Rash Maculo-Papular 27% Gr1 hyperglycemia (no intervention required)

Note: 1. Fatigue includes the PTs: Fatigue and Asthenia; TRAEs leading to Dose Reduction in more than 2 patients within 600 mg BID are presented.  RLY-2608 – Tolerability: Dose Intensity and Modifications Maintained 94% dose intensity with very low TRAE discontinuations at 600mg BID All Patients (N=118) 600mg BID (RP2D, N=64) Dose Intensity Relative Dose Intensity (%), Median 97% 94% Dose Modifications Due to TRAE Dose Reduction, n (%) 38 (32.2) 25 (39.1) Dose Interruption, n (%) 56 (47.5) 33 (51.6) Dose Discontinuation, n (%) 7 (5.9) 2 (3.1) TRAEs Leading to Dose Reduction Fatigue1 12 (10.2) 6 (9.4) Blood Creatinine Increased 8 (6.8) 3 (4.7) Diarrhea 6 (5.1) 3 (4.7) Grade 1 pruritis; Grade 1 nausea and loss of appetite ReDiscover preliminary data as of 11/04/2024

1. SABCS 2021 #P5-17-05 (n=60); 2. SABCS 2021 #PD-13-05; 3. Turner N Engl J Med 2023; 388:2058-2070 (n=355); 4. 5.5mo mPFS reported in CDK4/6-experienced patient sub-population of CAPItello-291; 5. Prior SERD includes fulvestrant and next-generation SERDs; 6. FDA Prescribing Information. Note: These data are derived from different clinical trials at different points in time, with differences in molecule composition, trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted. 24% 37% ORR CBR 26%6 56% 19% 48% Capi ORR & CBR include 30% of pts who are CDK4/6-naïve 7.1mo 5.6mo 5.5mo 5.5mo4 mPFS 39% 67% 9.2mo 33% 0% 47% 52% 63% 23% 57% 39% % prior SERD5 % pt with >=2 prior LoT Data Benchmark BYLieve Cohort C2 (N=126) CAPItello-2913,6 (N=355) Ph1b Arm D1 (N=60) ReDiscover (N=52) Doublet Combination Regimens Alpelisib + fulvestrant Capivasertib + fulvestrant Inavolisib + fulvestrant RLY-2608 + fulvestrant (600mg BID, RP2D) not approved approved 2019 approved 2023 ReDiscover preliminary data as of 11/04/2024 PI3Kα Inhibitors – Efficacy Profiles

RLY-2608 – Monotherapy Activity in Breast Cancer ORR: 1/3 (33%) DCR: 2/3 (67%) RLY-2608 Active as Monotherapy All HR+/HER2- Breast Cancer Patients Across All Doses (N=3)* No endometrial patients dosed* Relay Tx Focus on Significant Commercial Opportunities 2L Breast Cancer 13,000 pt Vascular Malformations 170,000 pt 10,000 pt Endocrine Sensitive Endocrine Resistant 6,000 pt BC combinations & VMs are near-term development focus; other solid tumor development currently deprioritized 1L Breast Cancer * Within efficacy evaluable population, which excludes PTEN co-mutated patients Treatment (mg) # prior lines PIK3CAmut BOR 0 -70 -60 -50 -40 -30 -20 -10 200mg QD 400mg QD 400mg BID 6 5 12 K K K SD PD PR 0 10 20 30 40 50 Best % change from baseline (RECISTv1.1) ReDiscover preliminary data as of 11/18/2024

RLY-2608 – Initial Pivotal Trial Planned for 2L Doublet in 2025* Eligibility Criteria: PIK3CAmut HR+, HER2- advanced / met BC 1 prior line CDK4/6 inhibitor Broad metabolic inclusion criteria No known PTEN or AKT mutation RLY-2608 (600 mg BID, RP2D) + fulvestrant Capivasertib (400 mg BID 4 days on, 3 days off) + fulvestrant R Primary Endpoint: PFS Secondary Endpoints: OS, ORR, DoR, QoL 2L Doublet 2L doublet pivotal start expected in 2025 *Subject to discussions with regulators; eligibility criteria, endpoints, RP2D, and other aspects of trial design have not yet been finalized; OS = overall survival, DoR = duration of response, QoL = quality of life, met BC = metastatic Breast Cancer; 2L = 2nd line

Clinical start expected in 1Q 2025 2L doublet pivotal start expected in 2025 RLY-2608 – Multiple Mutant-Selective PI3Kα Opportunities Metastatic Breast Cancer 2nd Line Metastatic Breast Cancer 1st Line Vascular Malformations PI3Kα Franchise Team and Capital to Execute Ribociclib triplet and CDK4 triplet ongoing

RLY-2608 – On Track to Realize 1L Potential with Triplet Combinations

Triplets		Dose Escalation
RLY-2608 + Fulvestrant	+ **Ribociclib** (CDK4/6, commercial SoC)	Currently dosing at biologically active doses of RLY-2608
RLY-2608 + Fulvestrant	+ **Atirmociclib** (CDK4, Pfizer)	Atirmociclib triplet has initiated

Phase 1 Aim for Triplets: Demonstrate safety, tolerability and preliminary efficacy with both current generation CDK4/6 and next-gen CDK4 to enable pivotal development potential in both

© 2024 Relay Therapeutics
26

2L doublet pivotal start expected in 2025 Ribociclib triplet and CDK4 triplet ongoing RLY-2608 – Multiple Mutant-Selective PI3Kα Opportunities Metastatic Breast Cancer 2nd Line Metastatic Breast Cancer 1st Line Vascular Malformations PI3Kα Franchise Team and Capital to Execute Clinical start expected in 1Q 2025

Vascular Malformations – Over 170,000 US Patients

Vascular Malformation Types

	PIK3CA-Related Overgrowth Spectrum (PROS)	Lymphatic Malformation (LM)	Venous Malformation (VM)	Cerebral Cavernous Malformation (CCM)	Total US pt across types
				 Cavernous malformation ©2013 MAYO	
US Patients	~5-15k	~80k	~100k	~120k	>300k pt
% *PIK3CA*mut	100% *~5-15k pt*	80% *~65k pt*	~20-25% *~20-25k pt*	40-55% *~50-65k pt*	~170k pt *PIK3CA*mut
Approved Therapies	Vijoice® (alpelisib)	No approved systemic therapy			

Sources: ISSVA classification, NORD, Mayo Clinic, Novartis, Penington et al 2023, Gallagher et al 2022, Luks et al 2015, Limaye et al 2015, Peyre et al 2021, Hong et al 2021. Photo sources: Venot et al. Nature 2018, Wenger et al Genet Med 2022, Limaye et al Nature Genetics 2008, Mayo Clinic

© 2024 Relay Therapeutics

28

Vascular Malformations – Proposed Study Design PIK3CAmut Vascular Malformation (VM) Patients (PROS & Other PIK3CA VMs) Adults & Adolescents (≥12 years old) Pediatrics (6-12 years old) Pediatrics (2-6 years old) Part 1: Dose Selection RP2D(s) Part 2: Dose Expansion Expansion Cohort(s) Expansion Cohort(s) Expansion Cohort(s) Dose Escalation Dose Escalation RP2D(s) RP2D(s) Group Randomized Dose Finding

RLY-2608 – Multiple Mutant-Selective PI3Kα Opportunities Clinical start expected in 1Q 2025 2L doublet pivotal start expected in 2025 Metastatic Breast Cancer 2nd Line Ribociclib triplet and CDK4 triplet ongoing Metastatic Breast Cancer 1st Line Vascular Malformations PI3Kα Franchise Team and Capital to Execute Near-Term Focus

PI3Kα Inhibitors – Tolerability Profiles

Doublet Combination Regimens

	Inavolisib + fulvestrant *not approved*	Alpelisib + fulvestrant *approved 2019*	Capivasertib + fulvestrant *approved 2023*	RLY-2608 + fulvestrant *(600mg BID, RP2D)*
Data Benchmark	Ph1b Arm D[1] (n=60)	BYLieve[2] (n=127)	FDA Label[3] (n=355)	ReDiscover (n=64)
All Grade 3+ TRAEs	33%	62%	42%[4]	31%
Grade 3+ Hyperglycemia	22%	29%	2%	3%
Dose Discontinuation due TRAEs	0%	18%	10%	3%

Capivasertib + fulvestrant: Discontinuous dosing: 4 days on, 3 days off

RLY-2608 + fulvestrant: 34% of pt BMI ≥30 and/or HbA1c ≥5.7%

1. SABCS 2021 #P5-17-05; 2. Rugo 2021 Lancet Oncol 22:489; 3. FDA Prescribing Information; 4. CAPItello-291: Turner N Engl J Med 2023; 388:2058-2070.

Note: These data are derived from different clinical trials at different points in time, with differences in molecule composition, trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted.

© 2024 Relay Therapeutics

ReDiscover preliminary data as of 11/04/2024

31

1. SABCS 2021 #P5-17-05; 2. Rugo 2021 Lancet Oncol 22:489; 3. FDA Prescribing Information; 4. per CAPItello-291 enrollment criteria; 5. Rash for capivasertib references Cutaneous Adverse Reactions grouped term includes a number of preferred terms listed in FDA Prescribing Information. Note: These data are derived from different clinical trials at different points in time, with differences in molecule composition, trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted. Diarrhea Rash5 Hyperglycemia Ph1b Arm D1 (n=60) BYLieve2 (n=127) FDA Label3 (n=355) Data Benchmark ReDiscover (n=64) <7% ≤6.4% <8%4 HbA1c Enrollment Criteria <7% Gr1-2 Gr3+ Gr1 Gr2 Stomatitis 34% of pt BMI ≥30 and/or HbA1c ≥5.7% Doublet Combination Regimens Alpelisib + fulvestrant Capivasertib + fulvestrant Inavolisib + fulvestrant RLY-2608 + fulvestrant (600mg BID, RP2D) not approved approved 2019 approved 2023 62% 6% 10% 3% 59% 60% 29% 31% 2% 12% 15% 2% 19% 77% 56% 25% 3% 3% 2% 47% 36% 11% ReDiscover preliminary data as of 11/04/2024 PI3Kα Inhibitors – Tolerability Profiles

PI3Kα Inhibitors – Efficacy Profiles 1. SABCS 2021 #P5-17-05 (n=60); 2. SABCS 2021 #PD-13-05; 3. Turner N Engl J Med 2023; 388:2058-2070 (n=355); 4. 5.5mo mPFS reported in CDK4/6-experienced patient sub-population of CAPItello-291; 5. Prior SERD includes fulvestrant and next-generation SERDs; 6. FDA Prescribing Information. Note: These data are derived from different clinical trials at different points in time, with differences in molecule composition, trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted. 24% 37% ORR CBR 26%6 56% 19% 48% Capi ORR & CBR include 30% of pts who are CDK4/6-naïve 7.1mo 5.6mo 5.5mo 5.5mo4 mPFS 39% 67% 9.2mo 33% 0% 47% 52% 63% 23% 57% 39% % prior SERD5 % pt with >=2 prior LoT Data Benchmark BYLieve Cohort C2 (N=126) CAPItello-2913,6 (N=355) Ph1b Arm D1 (N=60) ReDiscover (N=52) Doublet Combination Regimens Alpelisib + fulvestrant Capivasertib + fulvestrant Inavolisib + fulvestrant RLY-2608 + fulvestrant (600mg BID, RP2D) not approved approved 2019 approved 2023 ReDiscover preliminary data as of 11/04/2024

Large Unmet Need in Metastatic Breast Cancer

*PIK3CA*mut, HR+/HER2- mBC[1]		Median PFS of Current Standard of Care		Potential Market Opportunity[8]: Current Market Oppty	Future Market Oppty
1L Endocrine Sensitive	10,000 patients	Ribociclib + AI[2]	25 months	~$4B	~$6-7B
1L Endocrine Resistant	6,000 patients	Ribociclib + fulv[3]	16-20 months	~$2B	~$3-4B
2L Post-CDK4/6	13,000 patients	Capivasertib + fulv[4]	5.5mo	~$2B	~$3-4B
		Alpelisib + fulv[5]	5.6-8mo		
		CDK4/6 + fulv[6]	~5-6mo		
		SERD monotx[7]	~2-4mo		

Also abemaciclib or palbociclib

RLY-2608 Potential to Drive Meaningful Improvement

Notes: 1. Prevalent US patient population with a PIK3CA mutation in each line of therapy, excluding PTEN co-mutations (Global Data HR+/HER2- Breast Cancer Global Forecast, November 2023; 3rd party source for alteration rate); 2. All-comers and *PIK3CA*mut sub-group, MONALEESA-2; 3. All-comers and *PIK3CA*mut sub-group, MONALEESA-3; 4. Turner N Engl J Med 2023; 388:2058-2070 (n=355); 5. Rugo 2021 Lancet Oncol 22:489, SABCS 2021 #P1-18-03; 6. MAINTAIN: Kalinsky 2023 J Clin Oncol 41:4004, postMONARCH: Kalinsky 2024 ASCO; 7. Elacestrant Prescribing Information; 8. Informed by qualitative and quantitative primary market research performed in Q2 2024

© 2024 Relay Therapeutics

34

Relay Tx – Additional Near-Term Clinical Programs

	GENETIC DISEASE	SOLID TUMORS
	Fabry Disease	NRAS-Driven Solid tumors
		
Program Updates	1st non-inhibitory αGal chaperone	1st NRAS-selective inhibitor
Large US Opportunity	~8,000 pts[1] *(chronic treatment)* — $2B current market[3]	~28,000 pts[2]
Anticipated Milestones	Clinical start in 2H 2025	Clinical start in 2H 2025

1. Prevalence of Fabry patients, 2025 (National Fabry Disease Foundation, Nov 2024); 2. Newly diagnosed (incident) solid tumors with an NRAS mutation, excluding melanoma stages 0-II (SEER, 3rd party source for alteration rate, Jan 2024);
3. Fabry disease forecasted 2024 market size per EvaluatePharma, includes Galafold® and ERTs (May 2024)

© 2024 Relay Therapeutics

35

Relay Tx – Broad Precision Medicine Pipeline

	Target	Program		Preclinical	Early Clinical	Late Clinical
BREAST CANCER	PI3Kα	RLY-2608 (PI3Kα[PAN])	Endocrine Tx (ET) doublet			
			Ribociclib + ET triplet			
			CDK4i + ET triplet			
			Other Novel Combinations			
	CDK2	RLY-2139		Paused; IND ready		
	ERα	RLY-1013 (Degrader)		Advance to IND-ready		
GENETIC DISEASE	Fabry Disease	αGal Chaperone				
	Vascular Malformations	RLY-2608 (PI3Kα[PAN])				
		Other PI3Kα[PAN]				
SOLID TUMORS	NRAS	NRAS-selective Inhibitor				
	PI3Kα	RLY-2608				
	FGFR2	Lirafugratinib (RLY-4008)		Global Outlicense to Elevar Therapeutics		

DYNAMO® PLATFORM | 5 unnamed research programs

© 2024 Relay Therapeutics

36

Significant Capital to Achieve Goals Relay Tx – Capital, Team & Execution Focus to Deliver on Milestones Cash as of the end of 3Q 2024 ~$840M Expected to fund current operating plan into 2H 2027 Anticipated 2025 Corporate Objectives 2L pivotal trial start – 2025 Full Ph1-2 data – 2025 Breast Cancer RLY-2608 Vascular Malformations RLY-2608 Fabry Disease Pre-clinical NRAS Pre-clinical Clinical start – 1Q 2025 Clinical start – 2H 2025 Clinical start – 2H 2025 Dynamo®️ Platform 5 unnamed research programs

RLY-2608 – Efficacy: CBR 67% ReDiscover preliminary data as of 11/04/2024 RLY-2608 600 mg BID + Fulvestrant Excluding PTEN / AKT Co-Mutations (N=52) CBR: 32/48 (66.7%)